UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 25, 2006
Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7100 Commerce Way, Suite 100
Brentwood, Tennessee 37027
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information contained in this Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
ITEM 2.02 Results of Operations and Financial Condition
          On October 25, 2006, Community Health Systems, Inc. (“the Company”) announced operating results for the third quarter and nine months ended September 30, 2006. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K.
ITEM 7.01 Regulation FD Disclosure
           The earnings release referred to in item 2.02 above also includes an update to the Company’s previous 2006 guidance and includes the Company’s initial 2007 guidance. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits
     Exhibits
     The following exhibit is furnished herewith:
     99.1 Community Health Systems, Inc. Press Release dated October 25, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2006		COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith

Wayne T. Smith
Chairman of the Board,
President and Chief Executive Officer
(principal executive officer)

	By:	/s/ W. Larry Cash

W. Larry Cash
Executive Vice President, Chief Financial Officer
and Director
(principal financial officer)

	By:	/s/ T. Mark Buford

T. Mark Buford
Vice President and Corporate Controller
(principal accounting officer)

Index to Exhibits

Exhibit Number	Description

99.1	Press Release dated October 25, 2006

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